Leases - Amounts recognised in profit or loss and statement of cash flows (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Leases
Finance cost	$ 93	$ 10	$ 22
Unrealised foreign exchange (loss) gain	(29)	1	(5)
Depreciation	299	127	124
Lease expense	363	138	141
Total cash outflow for leases - principal	244	172	162
Total cash outflow for leases - finance cost	93	10	22
Total cash outflow for leases - payments	$ 337	$ 182	$ 184